UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2016

ELECTRO SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13900 NW Science Park Drive, Portland, Oregon		97229
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (503) 641-4141
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 18, 2016, the shareholders of Electro Scientific Industries, Inc. (the “Company”) approved an amendment to the 2004 Stock Incentive Plan to increase the number of authorized shares under the plan by 2,750,000 shares, and make several modifications to the plan described in this proxy statement, including changes to prohibit liberal share recycling for restricted stock and restricted stock units, eliminate the ability to grant reload options, expanding the prohibition on repricing awards, provide a minimum vesting period for stock options and stock appreciation rights and increase certain annual grants limits. The 2004 Stock Incentive Plan as amended is filed as Exhibit 10.1 hereto.
5.07     Submission of Matters to a Vote of Security Holders

The 2016 Annual Meeting of Shareholders of the Company was held pursuant to notice at 2:30 p.m. Pacific Daylight Time on August 18, 2016 at the Company’s offices in Portland, Oregon to consider and vote upon:

Proposal 1
: To elect the five directors named in the proxy statement for a term of one year. John Medica, Raymond A. Link, Laurence E. Cramer, Frederick A. Ball, and Richard H. Wills are nominees for election for a one-year term.

Proposal 2
: To approve an amendment to the 2004 Stock Incentive Plan to increase the number of authorized shares under the plan by 2,750,000 shares, and make several modifications to the plan described in this proxy statement, including changes to prohibit liberal share recycling for restricted stock and restricted stock units, eliminate the ability to grant reload options, expanding the prohibition on repricing awards, provide a minimum vesting period for stock options and stock appreciation rights and increase certain annual grants limits.

Proposal 3	: To approve, on an advisory basis, the compensation of our named executive officers.

Proposal 4	: To ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 1, 2017.

The final results of the voting on these proposals were as follows:

Proposal 1:

Election of Directors for One-Year Term	For	Withheld	Broker Non-Votes
John Medica	21,387,276	1,375,186
Raymond A. Link	21,379,925	1,382,537
Laurence E. Cramer	21,393,176	1,369,286
Frederick A. Ball	21,402,362	1,360,100
Richard H. Wills	21,932,962	829,500

Proposal 2:

Amendment of Stock Incentive Plan	For	Against	Abstain	Broker Non-Votes
	20,845,030	1,900,924	16,508

Proposal 3:

Advisory Vote on Executive Compensation	For	Against	Abstain	Broker Non-Votes
	21,160,267	1,515,482	86,713

Proposal 4:

Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm	For	Against	Abstain	Broker Non-Votes
	27,828,394	34,424	36,140

9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit 10.1	2004 Stock Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 22, 2016

Electro Scientific Industries, Inc.
(Registrant)

By:	/s/ Paul Oldham
Name:	Paul Oldham
Title:	Vice President of Administration,
Chief Financial Officer and Secretary